                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549


                                  FORM 8-K/A
                               (Amendment No. 1)


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):
                 September 12, 1997(June 30, 1997)

                       SPECIALTY TELECONSTRUCTORS, INC.
              (Exact name of registrant as specified in charter)



          Nevada                      001-13272                 850421409
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)



         12001 Hwy 14 North
         Cedar Crest, NM                                         87008
(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number including area code (505) 281-2197

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.



     On June 30, 1997, Microwave Tower Service, Inc., an Oregon corporation ("MTS") became a wholly-owned subsidiary of Specialty Teleconstructors, Inc., (the "Registrant"), a Nevada corporation, pursuant to the terms of an Agreement and Plan of Merger (the "Merger"). The Merger constituted a nontaxable reorganization under Section 368(a)(1)(a) of the Internal Revenue Code of 1986 and was accounted for as a pooling of interests pursuant to APB 16.



     Under the terms of the Merger, the Registrant exchanged 2,380,000 shares of its common stock for all issued and outstanding shares of MTS common stock.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


       (a) Financial Statements.


           The audited financial statements of Microwave Tower Service, Inc. as of June 30, 1997 and 1996, and for the fiscal years then ended appears beginning on page 3 of this Current Report.

       (b) Pro Forma Financial Information.


           The Registrant has determined to restate certain of its historical fiscal year end audited financial statements, to reflect the Merger as if such transaction had taken place at the beginning of the periods presented, consistent with the accounting treatment for a pooling-of-interests. Accordingly, the information responsive to
           Item 7(b) is contained in, and incorporated by reference from, the Registrant's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1997.


       (c) Exhibits.



Exhibit
Number                                Description
-------                               -----------

2.1 Agreement and Plan of Merger dated as of June 30, 1997 among MTS, each of the stockholders listed on Exhibit 1 to the Agreement and Plan of Merger, the Registrant and MTS Acquisition, Inc., a wholly-owned subsidiary of the Registrant (previously filed)*



23.1   Consent of KPMG Peat Marwick LLP

-------

       * In accordance with Item 601(b)(2) of Regulation S-K, except for Exhibit 1, the exhibits to the Agreement and Plan of Merger have been excluded; such exhibits will be furnished supplementally upon request by the Securities and Exchange Commission.



                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SPECIALTY TELECONSTRUCTORS, INC.


Date: September 12, 1997                  By: /s/ Michael R. Budagher
                                          -------------------------------
                                          Michael R. Budagher, Chairman of
                                          the Board, President, Chief Executive
                                          Officer and Treasurer

                         MICROWAVE TOWER SERVICE, INC.

                             Financial Statements

                            June 30, 1997 and 1996

                  (With Independent Auditors' Report Thereon)

                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------



The Board of Directors
Microwave Tower Service, Inc.:


We have audited the accompanying balance sheets of Microwave Tower Service, Inc., as of June 30, 1997 and 1996, and the related statements of earnings, stockholder's equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Microwave Tower Service, Inc. as of June 30, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                                        KMPG Peat Marwick LLP


Albuquerque, New Mexico
August 29, 1997

                         MICROWAVE TOWER SERVICE, INC.

                                Balance Sheets

                            June 30, 1997 and 1996



                    Assets (Substantially Pledged)                             1997       1996
                    ------------------------------                             ----       -----
Current assets:
   Cash and cash equivalents                                                $    17,252     86,227
   Contracts receivable, less allowance for doubtful accounts of
      $105,000 in 1997                                                        4,147,722  2,257,705
   Costs and estimated earnings in excess of billings on
       uncompleted contracts (note 2)                                           446,196    314,556
   Finished goods inventory                                                   2,314,238    689,757
   Prepaid income taxes                                                         209,778     62,751
   Other current assets                                                         126,600     58,540
                                                                            -----------  ---------
                    Total current assets                                      7,261,786  3,469,536

Property and equipment, net (note 3)                                          2,876,843  1,690,617
                                                                            -----------  ---------
                                                                           $10,138,629  5,160,153
                                                                           ===========  =========

              Liabilities and Stockholder's Equity
              ------------------------------------

Current liabilities:
   Trade accounts payable                                                   $   372,504    582,741
   Line of credit (note 4)                                                    2,614,982    232,000
   Notes payable to a related party (note 5)                                  2,000,000    500,000
   Accrued expenses                                                             316,487    411,019
   Current installments of notes payable (note 6)                               196,202     16,828
                                                                            -----------  ---------
                    Total current liabilities                                 5,500,175  1,742,588

Deferred income taxes (note 8)                                                   90,000          -
Notes payable, excluding current installments (note 6)                          793,870    838,371
                                                                            -----------  ---------

                    Total liabilities                                         6,384,045  2,580,959
                                                                            -----------  ---------

Stockholder's equity:
   Common stock, no par value.  Authorized 100
     shares; issued 50 shares                                                    46,217     46,217
   Retained earnings                                                          3,708,367  2,532,977
                                                                            -----------  ---------
                    Total stockholder's equity                                3,754,584  2,579,194

Commitments (notes 7 and 9)                                                 -----------  ---------

                                                                           $10,138,629  5,160,153
                                                                           ===========  =========


See accompanying notes to financial statements.

                         MICROWAVE TOWER SERVICE, INC.

                             Statements of Earnings

                       Years ended June 30, 1997 and 1996


                                                          1997          1996
                                                          ----          ----
Revenues earned:
  Installation services                                $14,643,575   5,537,425
  Component sales                                        8,376,315   4,018,953
                                                       -----------   ---------
              Total revenues earned                     23,019,890   9,556,378
                                                       -----------   ---------

Costs of revenues earned:
  Cost of installation services                         10,611,519   3,283,440
  Cost of components                                     5,113,096   3,031,256
                                                       -----------   ---------
              Total cost of revenues earned             15,724,615   6,314,696
                                                       -----------   ---------

              Gross profit on revenues earned            7,295,275   3,241,682

Selling, general and administrative expenses             1,476,824     933,521
                                                       -----------   ---------
              Earnings from operations                   5,818,451   2,308,161
                                                       -----------   ---------

Other income (deductions):
  Interest income                                            3,257       2,618
  Interest expense                                        (204,420)    (55,169)
  Other, net                                               (41,174)    (27,405)
                                                       -----------   ---------
              Total other income (deductions), net        (242,337)    (79,956)
                                                       -----------   ---------
              Earnings before income taxes               5,576,114   2,228,205

Income taxes (note 8)                                       90,000       -
                                                       -----------   ---------

              Net earnings                             $ 5,486,114   2,228,205
                                                       ===========   =========

See accompanying notes to financial statements.

                         MICROWAVE TOWER SERVICE, INC.

                      Statements of Stockholder's Equity

                      Years ended June 30, 1997 and 1996



                                  Common stock     Retained
                                  ------------
                                Shares   Amount    earnings       Total
                                ------   ------    --------       -----
Balance at June 30, 1995            50  $ 46,217   1,155,522    1,201,739

Distributions to stockholder        -       -       (850,750)    (850,750)

Net earnings                        -       -      2,228,205    2,228,205
                                ------  --------  ----------   ----------

Balance at June 30, 1996            50    46,217   2,532,977    2,579,194

Distributions to stockholder        -       -     (4,310,724)  (4,310,724)

Net earnings                        -       -      5,486,114    5,486,114
                                ------  --------  ----------   ----------

Balance at June 30, 1997            50  $ 46,217   3,708,367    3,754,584
                                ======  ========  ==========   ==========

See accompanying notes to financial statements.

                         MICROWAVE TOWER SERVICE, INC.

                           Statements of Cash Flows

                      Years ended June 30, 1997 and 1996

                                                                             1997         1996
                                                                             ----         ----
Cash flows from operating activities:
   Net earnings                                                          $ 5,486,114    2,228,205
   Adjustments to reconcile net earnings to net cash provided by (used in) operating activities:
        Provision for uncollectible receivables                              105,000         -
        Depreciation of property and equipment                               354,826      149,073
        Deferred income taxes                                                 90,000         -
        Changes in certain assets and liabilities:
          Contracts receivable                                            (1,995,017)  (1,622,811)
          Prepaid income taxes                                              (147,027)     (11,628)
          Costs and estimated earnings in excess of billings on
            uncompleted contracts                                           (131,640)     196,483
          Finished goods inventory                                        (1,624,481)    (433,727)
          Trade accounts payable                                            (210,237)     116,173
          Accrued expenses                                                   (94,532)     181,867
          Other                                                              (68,060)     136,967
                                                                         -----------   ----------
               Net cash provided by operating activities                   1,764,946      940,602
                                                                         -----------   ----------

Cash flows from investing activities -
      Purchases of property and equipment                                 (1,276,052)  (1,367,274)
                                                                         -----------   ----------

Cash flows from financing activities:
   Line of credit, net                                                     2,382,982       62,000
   Borrowings on notes payable                                                  -         800,000
   Principal payments on notes payable                                      (130,127)     (21,506)
   Borrowings on note payable to a related party                           2,000,000      500,000
   Repayments of note payable to a related party                            (500,000)        -
   Distributions to stockholder                                           (4,310,724)    (850,750)
                                                                         -----------   ----------
               Net cash provided by (used in)
                   financing activities                                     (557,869)     489,744
                                                                         -----------   ----------
               Net increase (decrease) in cash and
                   cash equivalents                                          (68,975)      63,072

Cash and cash equivalents at beginning of year                                86,227       23,155
                                                                         -----------   ----------

Cash and cash equivalents at end of year                                 $    17,252       86,227
                                                                         ===========   ==========

Supplemental disclosure of cash flow information - interest paid         $   192,985       52,724
                                                                         ===========   ==========

Noncash investing and financing activities - equipment financed under
    note payable                                                         $   265,000         -
                                                                         ===========   ==========

See accompanying notes to financial statements.

                         MICROWAVE TOWER SERVICE, INC.

                         Notes to Financial Statements

                            June 30, 1997 and 1996



(1)  Summary of Significant Accounting Policies
     ------------------------------------------

     (a)  Description of Business
          -----------------------

          Microwave Tower Service, Inc. (the Company) is headquartered in Salem,
             Oregon, and has regional offices in Salt Lake City, Utah; Phoenix, Arizona; Denver, Colorado; and Sacramento, California. The Company provides wireless infrastructure building services and manufactures, distributes and sells components for the buildout of wireless infrastructure. Most of the Company's customers are located in the Western United States and they operate in the wireless telecommunications industry. The Company's raw materials are readily available, and the Company is not dependent on a single supplier or only a few suppliers.

          As of June 30, 1997, all of the outstanding stock of the Company was acquired by Specialty Teleconstructors, Inc.

     (b)  Revenue Recognition
          -------------------

          Revenues from fixed-price construction contracts are recognized on the percentage-of-completion method. Contract costs include all direct material and labor costs and those indirect costs related to contract performance. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined.

          "Costs and estimated earnings in excess of billings on uncompleted contracts" represents revenues recognized in excess of amounts billed.

          Revenues from the sale of components are recognized upon shipment to the customer.

     (c)  Statements of Cash Flows
          ------------------------

          For purposes of statements of cash flows, the Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

     (d)  Finished Goods Inventory
          ------------------------

          Finished goods inventory is stated at the lower of cost or market.
             Cost is determined using the first-in, first-out method.

     (e)  Property and Equipment
          ----------------------

          Property and equipment are stated at cost. Depreciation on property and equipment is provided on a straight-line basis over the estimated useful lives of the assets.

                                                                     (Continued)

                         MICROWAVE TOWER SERVICE, INC.

                         Notes to Financial Statements



     (f)  Distributions to Stockholder
          ----------------------------

          Distributions to stockholder are made at the discretion of the Board of Directors.

     (g)  Income Taxes
          ------------

          The Company, prior to June 30, 1997, elected to be taxed under Subchapter S of the Internal Revenue Code and applicable state statutes. Accordingly, taxable income of the Company is taxed to the individual stockholder and no provision for income taxes was made in the accompanying financial statements. Prepaid income taxes represent amounts on deposit with the Internal Revenue Service made to retain the Company's fiscal year end.

          Effective on June 30, 1997, the Company became taxable as a C corporation due to a business combination with a taxable C corporation. Accordingly, deferred income taxes associated with the differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities at the date of the change in status have been recorded in the accompanying financial statements as required by Statement of Financial Accounting Standards No. 109 (SFAS 109), "Accounting for Income Taxes." Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     (h)  Advertising Costs
          -----------------

          Advertising costs, all of which are nondirect response advertising, are expensed as incurred. Advertising expense was approximately $133,000 and $39,000 during the years ended June 30, 1997 and 1996, respectively.

     (i)  Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed
          --------------------------------------------------------------------
          Of
          --

          The Company adopted the provisions of SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," on July 1, 1996. This Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the

                                                                     (Continued)

                         MICROWAVE TOWER SERVICE, INC.

                         Notes to Financial Statements



             impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Adoption of this Statement had no effect on the Company's financial position, results of operations, or liquidity.

     (j)  Use of Estimates
          ----------------

          Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(2)  Costs and Estimated Earnings on Uncompleted Contracts
     -----------------------------------------------------

                                                                1997         1996
                                                            ------------  ----------
             Costs incurred on uncompleted contracts        $   281,953     184,077
             Estimated earnings                                 164,243     130,479
             Less billings to date                                 -           -
                                                            -----------   ---------

                                                            $   446,196     314,556
                                                            ===========   =========

             Included in the accompanying balance sheet -
               costs and estimated earnings in excess
               of billings on uncompleted contracts         $   446,196     314,556
                                                            ===========   =========



(3)  Property and Equipment
     ----------------------

     Property and equipment consists of the following at June 30:

                                         Estimated life (years)        1997        1996
                                         ----------------------    -----------   ---------
          Land                                                     $   277,066     277,066
          Buildings                            15 - 40               1,145,835   1,009,854
          Vehicles                              5 - 7                1,105,847     502,477
          Furniture and fixtures                3 - 10                 335,386     161,751
          Equipment                             3 - 5                1,131,253     503,187
                                                                   -----------   ---------
                                                                     3,995,387   2,454,335
          Less accumulated depreciation                             (1,118,544)   (763,718)
                                                                    -----------  ---------

                                                                   $ 2,876,843   1,690,617
                                                                   ===========   =========

                                                                     (Continued)

                         MICROWAVE TOWER SERVICE, INC.

                         Notes to Financial Statements



(4)  Line of Credit
     --------------

     The Company has an available bank line of credit arrangement of $4,000,000, which matures in May, 1998. Interest is payable monthly at the prime rate plus 1 percent (9.50% at June 30, 1997). The Company had drawn $2,614,982 and $232,000 as of June 30, 1997 and 1996, respectively. The line of credit is secured by substantially all assets of the Company.

     Borrowings under the secured line of credit are limited to the lessor of $4,000,000 or 80 percent of the Company's accounts receivable and inventory balances.

(5)  Notes Payable to a Related Party
     --------------------------------

     The Company had notes payable to a former stockholder of $2,000,000 and $500,000 at June 30, 1997 and 1996, respectively. The notes are payable in various installments through April 1998. Interest is payable quarterly at 8.25 percent, and the note is secured by finished goods inventory of the Company.

(6)    Notes Payable
       -------------

     Notes payable consist of the following at June 30:

                                                                       1997       1996
                                                                       ----       ----
          Note payable to bank, monthly payments of
            $2,667 including interest at U.S. Treasury
            Index plus 3.5% (9.125% at June 30, 1997);
            balance due March 2005; secured by building             $ 784,436   788,656
          Other                                                       205,636    66,543
                                                                    ---------   -------
                                                                      990,072   855,199
            Less current installments                                (196,202)  (16,828)
                                                                      -------   -------
                      Notes payable, excluding
                       current installments                         $ 793,870   838,371
                                                                    =========   =======

                                                                     (Continued)

                         MICROWAVE TOWER SERVICE, INC.

                         Notes to Financial Statements


     The aggregate maturities of notes payable are as follows:

          Year ending June 30
          -------------------
                1998                              $196,202
                1999                                32,792
                2000                                23,284
                2001                                21,920
                2002 and thereafter                715,874
                                                  --------

                                                  $990,072
                                                  ========

(7)  Lease Obligations
     -----------------

     The Company leases certain vehicles and equipment under operating leases which expire over the next four years. Rental expense for operating leases was approximately $128,000 and $101,000 for the years ending June 30, 1997 and 1996, respectively.

     Future minimum lease payments under noncancelable operating leases at June 30, 1997 are:

           Year ending June 30
          -------------------
                1998                              $48,627
                1999                               48,627
                2000                               48,627
                2001                               22,906
                                                  =======

     The Company is required to pay $16,667 per month through February 1998 for first priority in producing molded plastic components for the Company at commercially reasonable prices under the terms of an agreement with a supplier.

(8)  Income Taxes
     ------------

     The income taxes for the year ended June 30, 1997 represent $90,000 related to the recognition of deferred income taxes resulting from the Company's election to change tax status effective June 30, 1997.

     The tax effects of temporary differences that give rise to significant portions of the deferred tax liability at June 30, 1997 are presented below:

            Deferred tax liability - property and equipment,
              principally due to differences in depreciation     $ 90,000
                                                                   ======

                                                                     (Continued)

                         MICROWAVE TOWER SERVICE, INC.

                         Notes to Financial Statements



(9)  Employee Benefit Plans
     ----------------------

     The Company has a discretionary profit sharing plan and a money purchase pension plan which were adopted in October 1995. The plans cover all nonunion employees who have met the service requirements defined under the plans. Contributions to the discretionary profit sharing plan are determined annually by the Board of Directors. The Company must contribute an amount equal to approximately 8 percent of eligible compensation to the money purchase pension plan each year. Contributions to the plans were approximately $173,000 and $91,000 during the years ended June 30, 1997 and 1996, respectively.

(10) Related Parties
     ---------------

     During the year ended June 30, 1996, the Company purchased $325,000 of components from Wireless Components, Inc., a company owned by Thomas Carpenter, the sole stockholder of the Company.

                                 EXHIBIT INDEX



Exhibit
Number                                      Description
--------                                    -----------


2.1 Agreement and Plan of Merger dated as of June 30, 1997 among MTS, each of the stockholders listed on Exhibit 1 to the Agreement and Plan of Merger, the Registrant and MTS Acquisition, Inc., a wholly-owned subsidiary of the Registrant (previously filed)*



23.1           Consent of KPMG Peat Marwick LLP



--------


   * In accordance with Item 601(b)(2) of Regulation S-K, except for Exhibit 1, each of the exhibits to the Agreement and Plan of Merger have been excluded; such exhibits will be furnished supplementally upon request by the Securities and Exchange Commission.